UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 7, 2014, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, Reven Housing Tennessee, LLC, closed on the acquisition of 21 single family homes (“Memphis 21 Homes”) located in the Memphis, Tennessee metropolitan area, pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated September 9, 2014 (the “Memphis 21 Agreement”), with Gregory Griffin, an individual (the “Memphis 21 Seller”). The Memphis 21 Seller is not affiliated with the Company or its affiliates.

On November 10, 2014, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the Memphis 21 Homes. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information with respect to the Memphis 21 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Memphis 21 Homes

Report of Independent Auditors

Statements of Revenues Over Certain Operating Expenses for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013

Notes to Statements of Revenues Over Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2014

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013

Notes to Unaudited Pro Forma Statement of Operations

(d) Exhibits

23.1 Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: January 26, 2015	/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer

2

Report of Independent Auditors

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Memphis 21 Homes for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Memphis 21 Homes for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of Memphis 21 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

January 26, 2015

MEMPHIS 21 HOMES

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months	Year
	Ended	Ended
	September 30,	December 31,
	2014	2013
	(unaudited)

Rental income, net	$126,252	$51,050

Operating expenses:
Rental expenses, including real estate taxes	31,469	21,126

Revenues over certain operating expenses	$94,783	$29,924

See accompanying notes to the statements of revenues over certain operating expenses.

MEMPHIS 21 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30,
2014 (unaudited)

and the Year Ended
December 31, 2013

1. DESCRIPTION OF REAL ESTATE PROPERTY

On November 7, 2014, Reven Housing REIT, Inc. (“Reven Housing REIT “ or the “Company”), through a wholly owned subsidiary, Reven Housing Tennessee, LLC, closed on the acquisition of 21 properties (“Memphis 21 Homes”) located in the Memphis, Tennessee metropolitan area, pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated September 9, 2014 with Gregory Griffin, an individual (the “Seller”). The Seller does not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the 21 acquired properties was $1,724,909, exclusive of closing costs. The 21 acquired properties are mostly three-bedroom, two bath homes. Upon acquisition, all properties were leased on short term leases of primarily one year in duration. The majority of the 21 homes purchases had not been leased during the entire period covered by the audited and unaudited statement provided, as many of these homes were vacant, owner occupied or were in the process of being refurbished prior to the acquisition by Reven Housing REIT, Inc.

Reven Housing REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

Number of bedrooms and baths, and any other measures used to describe the real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

2. BASIS OF PRESENTATION

The accompanying audited statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Memphis 21 Homes is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses Reven Housing REIT expects to incur in the future operations of Memphis 21 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Memphis 21 Homes.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

An audited statement of revenues over certain operating expenses for the year ended December 31, 2013 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Memphis 21 Homes was acquired from an unaffiliated party and (ii) based on due diligence of Memphis 21 Homes by Reven Housing REIT, management is not aware of any material factors relating to Memphis 21 Homes that would cause this financial information not to be indicative of future operating results.

3. SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Memphis 21 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

MEMPHIS 21 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30,
2014 (unaudited)

and the Year Ended
December 31, 2013

4. COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Memphis 21 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

Environmental

The Company is not aware of any material environmental liabilities relating to Memphis 21 Homes that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Memphis 21 Homes could result in future environmental liabilities.

5. SUBSEQUENT EVENTS

Reven Housing REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 26, 2015.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the consolidated balance sheet of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2013 and September 30, 2014 (unaudited), the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited), and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2013 and the consolidated financial statements as of and for the nine months ended September 30, 2014 (unaudited) have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Memphis 21 Homes, which are included herein.

The following unaudited pro forma balance sheet as of September 30, 2014 has been prepared to give effect to the acquisition of Memphis 21 Homes as if the acquisition occurred on September 30, 2014.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisition of Memphis 21 Homes acquired on November 7, 2014 as if this acquisition occurred on January 1, 2013.

On November 5, 2014, the Company effected a 1-for-20 reverse stock split of the issued common stock. All applicable share data, per share amounts and related information in the following pro forma information have been adjusted retroactively to give effect to the 1-for-20 reverse stock split.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Memphis 21 Homes been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase price allocation.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

As of September 30, 2014

	Reven Housing	Memphis 21 Acquisition
	REIT, Inc.	Pro Forma	Pro Forma
	Historical (a)	Adjustments (b)	Total

ASSETS
Investment in real estate, net	$22,260,653	$1,724,909 (c)	$23,985,562
Cash	6,584,098	(1,709,463)	4,874,635
Rents and other receivables	95,714	-	95,714
Tax and insurance reserves	169,740	-	169,740
Escrow deposits and prepaid expenses	896,545	(18,250)	878,295
Loan fees, net	253,177	-	253,177
Deferred stock issuance costs	472,357	-	472,357

Total Assets	$30,732,284	$(2,804)	$30,729,480

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$722,329	$25,000	$747,329
Security deposits	253,870	5,850	259,720
Note payable	7,570,000	-	7,570,000

Total Liabilities	8,546,199	30,850	8,577,049

Stockholders' Equity
Common stock	6,592	-	6,592
Additional paid-in capital	24,601,719	-	24,601,719
Accumulated deficit	(2,422,226)	(33,654)	(2,455,880)
Total Stockholders' Equity	22,186,085	(33,654)	22,152,431

Total Liabilities and Stockholders' Equity	$30,732,284	$(2,804)	$30,729,480

See accompanying notes to unaudited pro forma balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

as of September 30, 2014

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q as of September 30, 2014.

b)	Represents the acquisition of Memphis 21 Homes. The purchase price of Memphis 21 Homes was $1,724,909 plus closing and acquisition costs of $33,763. The purchase price was funded entirely by cash held by Reven Housing REIT.

c)	Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2014

	Reven Housing	Pro Forma
	REIT	Adjustments		Pro Forma
	Historical (a)	Memphis 21		Total

Rental income, net	$1,716,758	$126,252	(b)	$1,843,010

Operating expenses:
Rental expenses	737,833	31,469	(c)	788,000
		18,698	(d)
General and administrative	1,005,648	-		1,005,648
Legal and accounting	260,406	-		260,406
Interest expense	53,090	-		53,090

Depreciation and amortization	369,928	39,119	(e)	409,047

Total operating expenses	2,426,905	89,286		2,516,191

Net (loss) income	$(710,147)	$36,966		$(673,181)

Net loss per share, basic and diluted	$(0.13)			$(0.12)

Weighted average number of common shares outstanding	5,610,265			5,610,265

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2014

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2014.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2014, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2014, based on historical operations of the previous owner.

d)	Represents property management costs based on 7% of rent income and insurance expense (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2014, based on management's estimates that would have been incurred had the homes been acquired on January 1, 2013.

e)	Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2014. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

	Reven Housing	Pro Forma
	REIT	Adjustments		Pro Forma
	Historical (a)	Memphis 21		Total

Rental income, net	$342,243	$51,050	(b)	$393,293

Operating expenses:
Rental expenses	136,679	31,469	(c)	184,867
		16,719	(d)
General and administrative	366,071	33,654	(e)	399,725
Legal and accounting	195,156	-		195,156
Interest expense	77,004	-		77,004
Amortization of discount on notes payable	563,253	-		563,253
Depreciation and amortization	74,800	83,942	(f)	158,742

Total operating expenses	1,412,963	165,784		1,578,747

Net loss	$(1,070,720)	$(114,734)		$(1,185,454)

Net loss per share, basic and diluted	$(0.80)			$(0.89)

Weighted average number of common shares outstanding	1,336,614			1,336,614

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K for the year ended December 31, 2013.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

d)	Represents property management costs based on 7% of rent income and insurance expense (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on management's estimates that would have been incurred had the asset been acquired on January 1, 2013.

e)	Represents acquisition and closing costs relating to the purchase of the real estate had it occurred on January 1, 2013.

f)	Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.